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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 22, 2003

                             ARGENT SECURITIES INC.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of December 1, 2003, providing for the issuance of
             Asset-Backed Pass-Through Certificates, Series 2003-W8)

                             Argent Securities Inc.
             (Exact name of registrant as specified in its charter)

           Delaware                   333-109164                 77-0599834
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
       of Incorporation)              File Number)        Identification Number)

 1100 Town & Country Road, Suite 1100
         Orange, California                                         92868
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (714) 564-0660

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Item 2. Acquisition or Disposition of Assets

      On December 4, 2003, a single series of certificates, entitled Argent Securities Inc., Asset- Backed Pass-Through Certificates, Series 2003-W8 (the "Certificates"), was issued pursuant to a pooling and servicing agreement, dated as of December 1, 2003 (the "Agreement"), among Argent Securities Inc. as depositor (the "Depositor"), Ameriquest Mortgage Company as master servicer (the "Master Servicer") and Deutsche Bank National Trust Company as trustee (the "Trustee").

      On December 17, 2003 following the closing of the initial issuance of the Certificates, the Trustee purchased from the Depositor certain Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to approximately $182,000,935 with funds on deposit in the pre-funding accounts (the "Pre-Funding Accounts") established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated December 17, 2003, between the Depositor and the Trustee (the "Instrument"). Attached to the Instrument is the Mortgage Loan Schedule listing the Subsequent Mortgage Loans that are the subject of such Instrument.

Item 5. Other Events

Description of the Mortgage Pool

      The Certificates, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, first lien adjustable-rate and fixed- rate mortgage loans having original terms to maturity of not greater than 30 years (the "Mortgage Loans"). As of the Subsequent Transfer Date, the Trust Fund primarily consisted of (i) the Mortgage Pool, which consisted of Mortgage Loans having an aggregate principal balance of approximately $567,998,587.96 as of December 1, 2003 and (ii) the Pre-Funding Accounts, which contained approximately $182,001.412.04.

      As more fully described above, on December 17, 2003, the Depositor purchased the Subsequent Mortgage Loans with the funds on deposit in the Pre-Funding Accounts.

      The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of December 17, 2003, the end of the "Funding Period" (as defined in the Agreement).

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Item 7. Financial Statements and Exhibits

            1.    Not applicable

            2.    Not applicable

            3.    Exhibits

            Exhibit No.               Description
            -----------               -----------

                4.2 Subsequent Transfer Instrument, dated as of December 17, 2003, between Argent Securities Inc. as seller and Deutsche Bank National Trust Company, as trustee.

                99.1 Characteristics of the Mortgage Pool as of December 1, 2003, relating to Argent Securities Inc., Asset-Backed Pass-Through Certificates, Series 2003-W8.

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf the undersigned thereunto duly authorized.

Dated: December 22, 2003

                                                   ARGENT SECURITIES INC.


                                                   By:    /s/ John P. Grazer
                                                      --------------------------
                                                   Name:  John P. Grazer
                                                   Title: CFO

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                                Index to Exhibits

                                                                  Sequentially
Exhibit No.             Description                               Numbered Page
-----------             ------------                              -------------

    4.2        Subsequent Transfer Instrument                            6

   99.1        Characteristics of the Mortgage Pool as of               12
               December 1, 2003, relating to Argent Securities
               Inc., Asset-Backed Pass-Through Certificates,
               Series 2003-W8